Exhibit 99.1

Pear Therapeutics to Become a Public Company and Expand its Leadership Position in Prescription Digital Therapeutics

•

Pear Therapeutics, Inc. (“Pear”) has built the first end-to-end platform for prescription digital therapeutics (PDTs), which are FDA-authorized, clinician-prescribed, and payor-reimbursed software that directly treats serious diseases

•

Business combination with Thimble Point Acquisition Corp. (Nasdaq: THMA) (the “Business Combination”) represents a pro forma equity value of approximately $1.6 billion and is expected to provide approximately $400 million in gross proceeds

•	Business Combination includes up to $276 million of funds held in Thimble Point’s trust account and a $125 million upsized private investment in public equity (the “PIPE”)

•

Fully committed PIPE investment anchored by Neuberger Berman funds, the Pritzker Vlock Family Office, and a leading integrated delivery network, as well as other leading investors in both the healthcare and technology industries

•

Business Combination provides additional investment to capitalize on Pear’s category leading position by investing in the commercialization of Pear’s three FDA-authorized products, advancing Pear’s pipeline of product candidates, and scaling its end-to-end platform to host PDTs across a wide range of therapeutic areas

•

Pear shareholders, Thimble Point shareholders, and PIPE investors will hold shares in the combined company, Pear Holdings Corp., to be led by Pear’s current management team, and expected to be listed on Nasdaq under the ticker symbol “PEAR”

•	The Business Combination is expected to be completed in the second half of 2021

•	Jorge Gomez, current CFO of Dentsply Sirona and former CFO of Cardinal Health, will join Pear’s Board of Directors and serve as Audit Committee Chair

BOSTON & SAN FRANCISCO – June 22, 2021 – Pear Therapeutics, Inc. (“Pear”), the leader in developing and commercializing prescription digital therapeutics (PDTs) to treat serious disease, and Thimble Point Acquisition Corp. (“Thimble Point”) (Nasdaq: THMA), a special purpose acquisition company (SPAC) whose management team is associated with the Pritzker Vlock Family Office, today announced they have entered into a definitive business combination agreement (the “Business Combination Agreement”).

Pursuant to the Business Combination Agreement, upon closing of the Business Combination, the combined company will be named Pear Holdings Corp. (the “Combined Company”) and will be led by Pear’s current management team. The Combined Company’s common stock is expected to be listed on Nasdaq under the new ticker symbol “PEAR.”

“At Pear, we set out to transform healthcare through the use of PDTs, a new class of clinically validated, software-based therapeutics that we pioneered to improve patients’ outcomes across many therapeutic areas, alone and in combination with pharmaceuticals. With our end-to-end PDT platform, we are executing on our vision to redefine how patients, clinicians and payors can better navigate and benefit from a healthcare system so in need of disruption,” said Corey McCann, M.D., Ph.D., President and Chief Executive Officer. “In our view Pear is at a commercial inflection point, with the potential for rapid expansion. We believe this transaction will allow us to drive widespread usage of PDTs to treat major medical conditions and overcome significant barriers to patient care.”

“As the category creator and leader in PDTs, Pear is at the forefront of revolutionizing healthcare. Pear’s impressive team of healthcare and technology leaders have built development, regulatory and commercial roadmaps for this new sector and have gained early market traction, creating a pathway to rapid scalability,” said Elon Boms, Chief Executive Officer and Chairman of Thimble Point Acquisition Corp. and Managing Director of PVFO. “Thimble Point sought to collaborate with a high-growth, tech-enabled company with the potential to disrupt large and established industries. We chose to invest in Pear because we believe it has the opportunity to become the primary commercial platform through which patients and prescribers access PDTs. Our growth capital comes at an inflection point for Pear, as the team works towards expected near-term value creation milestones.”

“We believe prescription digital therapeutics are creating a new category of medicine with applications worldwide,” said Kirthiga Reddy, Partner at SoftBank Investment Advisers. “As the lead investor of Pear’s last private financing round, we are pleased to support the company’s mission and their journey to becoming a publicly traded company.”

Pear, founded in 2013, is led by a management team that intends to leverage its biopharmaceutical, medtech, and technology expertise to create transformational products for patients and scale the delivery of them to global markets. Pear’s PDT engine enables the discovery, development and commercialization of PDTs at scale. Pear is one of nine companies invited to participate in the U.S. Food and Drug Administration’s (FDA) Precertification Pilot Program. Pear has developed and commercialized the first three FDA-authorized PDTs, has 14 product candidates, and is scaling its platform for third-party product distribution opportunities. The Company’s three FDA-authorized products, reSET®, reSET-O® and Somryst®, address large market opportunities with more than 20 million patients suffering from substance and opioid use disorders and more than 30 million from chronic insomnia, in the U.S. alone, respectively.

Like traditional medicines, PDTs are developed in a GMP-compliant environment, tested in randomized controlled trials demonstrating safety and efficacy, evaluated and authorized by regulators like the FDA, and used under the supervision of a prescribing clinician. Unlike traditional medicines, PDTs are software applications and are designed to collect real world data for use by prescribing clinicians and by payors and health systems for population health management.

Summary of Business Combination

The Business Combination values the Combined Company at a pro forma equity value of approximately $1.6 billion. Pursuant to the Business Combination, the Combined Company is expected to have approximately $450 million of net cash on its balance sheet upon the closing of the transaction. This includes approximately $400 million in gross proceeds from a combination of approximately $276 million in cash held in Thimble Point’s trust account, assuming no Thimble Point shareholders exercise their redemption rights at closing, and approximately $125 million, at $10.00 per share, from a fully committed PIPE with participation from leading healthcare and technology investors, including 5AM Ventures, Arboretum Ventures, Blue Water Science Advisors, LLC, dRx Capital (Novartis Pharma AG), The Eleven Fund, FORTH Management, Health Innovation Capital (HIC), JAZZ Venture Partners, a leading integrated delivery network, Neuberger Berman funds, Palantir, Pilot House, Pritzker Vlock Family Office, QUAD Investment Management, Sarissa Capital, Shanda Group, SoftBank Vision Fund 2, Temasek, and Trustbridge Partners.

As a result of this broad support, the PIPE offering was oversubscribed, and it was upsized from $100 million to $125 million. All existing Pear equity holders will roll the entirety of their equity holdings into the Combined Company and are expected to hold approximately 72% of the issued and outstanding equity of the Combined Company immediately following the closing.

Net proceeds from the Business Combination will be used to further capitalize Pear’s category-leading position by investing in commercialization of Pear’s three FDA-authorized products, advancing Pear’s pipeline, and scaling its end-to-end platform.

The Combined Company’s board of directors will be initially comprised of seven directors, including four of Pear’s current directors plus one director designated by Thimble Point Acquisition Corp. Thimble Point’s designee is Jorge Gomez, the current CFO at Dentsply Sirona, the world’s largest manufacturer of professional dental products and technologies, and former CFO at Cardinal Health, one of the largest distributors of pharmaceuticals, a global manufacturer and distributor of medical and laboratory products, and a provider of performance and data solutions for healthcare facilities.

The Business Combination was unanimously approved by each of Thimble Point’s Board of Directors and Pear’s Board of Directors, and is expected to be completed in the second half of 2021. The Business Combination will be subject to approval by Thimble Point’s shareholders and satisfaction or the waiver of the closing conditions identified in the Business Combination Agreement.

Advisors

BofA Securities and Citi are acting as financial advisors to Pear and placement agents on the PIPE Transaction. BTIG and Chardan are serving as co-advisors. Citi and Cowen are serving as a capital markets advisors to Pear. Goodwin Procter LLP and Foley Hoag LLP are acting as legal advisors to Pear. Shearman & Sterling LLP is acting as legal advisor to the placement agents.

Credit Suisse is acting as financial advisor to Thimble Point. Sullivan & Cromwell LLP is acting as legal advisor to Thimble Point.

Presentation Webcast Information

Investors may watch a pre-recorded presentation regarding the proposed business combination starting at 8:30 am ET on June 22, 2021. To access the conference call, please dial 1 (888) 317-6003 (local) or 1 (412) 317-6061 (international) at least 10 minutes prior to the start time and reference conference ID: 5091516. The webcast link can be accessed in the News section of Pear’s website at www.peartherapeutics.com.

About Thimble Point Acquisition Corp.

Thimble Point Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The Company intends to focus on high-growth software and technology-enabled companies that are disrupting large and established industries and markets, and is led by Elon S. Boms, the Company’s Chief Executive Officer and Chairman, and Steven “Woody” Benson, the Company’s Chief Operating Officer and Director. The members of the Company’s management team are associated with the Pritzker Vlock Family Office, a multi-billion-dollar family office that invests in companies and their management teams with industry changing ideas, as well as LaunchCapital, a premier venture capital firm with offices in Boston, New Haven and New York.

About Pear Therapeutics

Pear Therapeutics is the leader in prescription digital therapeutics, or PDTs. Pear is redefining medicine by discovering, developing, and delivering clinically validated software-based therapeutics to provide better outcomes for patients, smarter engagement and tracking tools for clinicians, and cost-effective solutions for payers. Pear has a pipeline of products and product candidates across therapeutic areas, including the first three PDTs with disease treatment claims from FDA. Pear’s lead product, reSET®, for the treatment of substance use disorder, was the first PDT to receive marketing authorization from FDA to treat disease. Pear’s second product, reSET-O®, for the treatment of opioid use disorder, was the first PDT to receive Breakthrough Designation. Pear’s third product, Somryst® for the treatment of chronic insomnia, was the first PDT submitted through FDA’s traditional 510(k) pathway while simultaneously reviewed through FDA’s Software Precertification Pilot Program. For more information, visit Pear at www.peartherapeutics.com.

Important Information and Where to Find It

In connection with such proposed transactions, Thimble Point intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will include a proxy statement of Thimble Point and a prospectus of Thimble Point. STOCKHOLDERS OF THIMBLE POINT AND PEAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THIMBLE POINT’S PROXY STATEMENT AND PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Thimble Point stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Thimble Point. Such documents are not currently available.

Participants in the Solicitation

Thimble Point and Pear and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Thimble Point’s stockholders in respect of the proposed transactions. Information about Thimble Point’s directors and executive officers and their ownership of Thimble Point’s securities is set forth in Thimble Point’s filings with the SEC, including Thimble Point’s Registration Statement on Form S-1, which was declared effective by the SEC on February 1, 2021. To the extent that holdings of Thimble Point’s securities have changed since the amounts printed in Thimble Point’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Thimble Point and Pear. Forward looking statements generally relate to future events or involving, or future performance of, Thimble Point or Pear. For example, statements regarding anticipated growth in the industry in which Pear operates and anticipated growth in demand for Pear’s products, projections of Pear’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between Thimble Point and Pear (the “proposed transaction”) and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Thimble Point and its management, and Pear and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of Thimble Point’s securities; (ii) the risk that the proposed transaction may not be completed by Thimble Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Thimble Point; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment; (v) the outcome of any legal proceedings that may be instituted against Thimble Point, Pear, the combined company or others following the announcement of the Business Combination Agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Thimble Point or Pear to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (vii)

changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of Pear or diverts management’s attention from Pear’s ongoing business operations and potential difficulties in Pear employee retention as a result of the announcement and consummation of the proposed transaction; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that Pear or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xiv) Pear’s estimates of expenses and profitability; (xv) the evolution of the markets in which Pear competes; (xvi) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (xvii) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (xviii) the ability of Thimble Point to issue equity or equity-linked securities in connection with the proposed transaction or in the future; (xix) the impact of the COVID-19 pandemic on Pear’s business; and (xx) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Thimble Point’s final prospectus dated February 1, 2021 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to Thimble Point’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by Thimble Point. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Thimble Point and Pear assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Thimble Point nor Pear gives any assurance that either Thimble Point or Pear will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Thimble Point or Pear or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Thimble Point Acquisition Corp., Pear, or any of their respective affiliates. No such offering or securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This press release may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement between Pear and Thimble Point.

Thimble Point Acquisition Corp. Contact:

Jason Gray

inquiry@thimblepoint.com

Pear Therapeutics Media and Investors Contacts:

Meara Murphy

Director of Corporate Communications

meara.murphy@peartherapeutics.com

Argot Partners

pear@argotpartners.com

Golin

golinpear@golin.com